UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2016

Item 1. Reports to Stockholders.

Annual Report 7/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **AMT-Free Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	11.70%	6.39%	6.94%
5-Year	8.78	7.72	5.13
10-Year	2.85	2.35	5.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of September 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Payments were due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. This Fund does not hold the PRASA securities that had and made August 1, 2016 payments. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its general obligation (G.O.) debt, according to The Bond Buyer. The PFC had defaulted on payments in 2015 and earlier this year, and this Fund does not hold the GDB, PRIFA or G.O. securities that missed their August 1, 2016 debt payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders. Among other allegations, the lawsuit claims that Puerto Rico’s budget for fiscal year 2017, which calls for the transfer of certain funds, and the debt moratorium violate PROMESA.

Earlier, Judge Besosa stayed litigation brought by Ambac Assurance Corporation against Puerto Rico’s highway and transportation authority. According to an August 25, 2016 article on the Caribbean Business website, there are “at least eight lawsuits whose plaintiffs are fighting PROMESA’s stay.” Separately, several Puerto Rico industry and business associations have joined forces to challenge the rate increases that PREPA, the Commonwealth’s electric utility authority, began charging in August.

The president of the Puerto Rico House of Representatives resigned on August 29, 2016, amid rumors that one of his businesses benefited from an affiliation with a man who pled guilty to corruption charges.

On August 31, 2016, two weeks before the date set forth in PROMESA, the Obama administration announced the following members of the federal oversight board:

•	Andrew G. Biggs, a resident scholar at the American Enterprise Institute
•	Jose B. Carrión III, the president and principal partner of Hub International CLC

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•	Carlos M. Garcia, the managing partner of BayBoston Capital and a former president, CEO and chairman of the Government Development Bank of Puerto Rico (the GDB)
•	Arthur J. Gonzalez, a senior fellow at New York University Law School and a retired Chief Judge of the U.S. Bankruptcy Court for the Southern District of New York
•	José Ramon González, the CEO and president of the Federal Home Loan Bank of New York and a former president of the GDB
•	Ana J. Matosantos, a financial and budget consultant for the Public Policy Institute of California and a former director of the California Department of Finance for Governors Arnold Schwarzenegger and Jerry Brown
•	David A. Skeel Jr., a professor at the University of Pennsylvania Law School.

Each will serve a 3-year term and can be reappointed. Of the seven members of the board, four were on lists developed by the Republican leadership in Congress, two were on lists developed by the Democratic leadership in Congress and one was chosen by the President himself. The President selected six members from the legislative lists.

Investors should note that PROMESA put forth an explicit process and guidelines for selecting board members. The law specified that board members must have “knowledge and expertise in finance, municipal bond markets, management, law, or the organization or operation of business or government,” according to a summary prepared by the House Committee on Natural Resources. Board members, the law explained, are to be reimbursed for expenses but will not be paid for their service. PROMESA has a plan to fill any board vacancies that may arise, and the board may hire an executive director as well as U.S. or Puerto Rico government employees.

Later on August 31, Gov. Padilla announced that Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – would be his appointed ex officio representative to the control board. Ravitch’s term may be short lived given that Gov. Padilla is not running for re-election this November. The new governor may choose to take the non-voting role for himself, may retain Ravitch or may appoint a different representative.

On September 14, 2016, Puerto Rico’s Office of Management and Budget and its Treasury Department announced that the government had located about $2 billion in segregated accounts that are separate from the Commonwealth’s general fund. The restrictions on the use of this money could be lifted via new legislation.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free Municipal Fund once again generated high levels of tax-free income during the 12 months ended July 31, 2016. The Class A shares provided a yield-driven annual total return of 11.70% at net asset value (NAV) and a distribution yield of 5.56% at NAV as of July 31, 2016. The Fund’s Class A shares outperformed the Barclays Municipal Bond Index, the Fund’s benchmark, by 476 basis points during this reporting period, and the Class A distribution yield at NAV was in the second percentile of the Fund’s Lipper category. Tax-free income comprised more than half of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at its July 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. However, in a statement following the meeting, the committee noted that “near-term risks to the economic outlook diminished.” The FOMC reiterated its plans to monitor “global economic and financial developments” and painted a more positive spending growing strongly.” The FOMC also picture, saying that “the labor market strengthened with

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 2.77% at the end of this reporting period. At 5.56%, the distribution yield at NAV for this Fund’s Class A shares was 279 basis points higher than the category average.

economic activity expanding at a moderate rate and household noted that business investment has been soft and that inflation

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.56%

Dividend Yield with sales charge	5.29

Standardized Yield	3.80

Taxable Equivalent Yield	6.71

Last distribution (7/26/16)	$0.033

Total distributions (8/1/15 to 7/31/16)	$0.410

Endnotes for this discussion begin on page 22 of this report.

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remains below the Fed’s 2% annual target rate, partly reflecting earlier declines in energy prices and non-energy import prices. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

Many market analysts had predicted that the FOMC would raise the Fed Funds target rate at the September 2015 meeting. The Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after that meeting, Ms. Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On July 29, 2016, the last business day of this reporting period, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on July 31, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.27% on July 29, 2016, down 93 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.45% on July 29, 2016, down 79 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.45%, up 17 basis points from the July 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the

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benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 765 securities as of July 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was in the second percentile in Lipper’s General & Insured Municipal Debt Funds category as of July 31, 2016. At 5.56% on that date, it was 279 basis points higher than the category average, which was 2.77%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 3.5 cents per share at the outset of this reporting period, was reduced to 3.4 cents per share beginning with the January 2016 payout and to 3.3 cents per share with the May 2016 payout. In all, the Fund distributed 41.0 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.71%, based on the Fund’s standardized yield as of July 31, 2016 and the top federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

As of July 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 11.9% of total assets (12.0% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Holdings in this sector contributed positively to the Fund’s performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 11.4% of total assets (11.6% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.3% of total assets (5.3% of net assets), electric utilities with 4.4% of total assets (4.5% of net assets), water utilities with 1.2% of total assets (1.2% of net assets) and gas utilities with 0.5% of total assets (0.5% of net assets) as of July 31, 2016. Our holdings in these sectors include securities issued by PREPA (Puerto Rico’s electric utility authority) and PRASA (the aqueduct and sewer authority). All of the

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utility sectors contributed positively to Fund performance this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 11.1% of the Fund’s total assets (11.2% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 9.9% of the Fund’s total assets (10.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Puerto Rico investments of this Fund contributed positively to the Fund’s total return as of July 31, 2016.

The Fund’s Puerto Rico holdings include general obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors. Some of the Fund’s Puerto Rico G.O.s are insured and others have been pre-refunded, which means they are U.S. Government Obligations sector holdings. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

While Puerto Rico remained in the headlines throughout this reporting period, several significant developments occurred in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout

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The Rochester Portfolio Management Team

this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled

Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to

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The Rochester Credit Research Team

10 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

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The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Late in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. Members of the federal control board for Puerto Rico have yet to be selected.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should

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note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1.

The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico

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House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the

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agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement

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between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P Global Ratings (S&P) and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

At the end of this reporting period, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

16 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

G.O. securities comprised 7.8% of total assets (7.9% of net assets) as of July 31, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various U.S. municipalities and in the Commonwealth of Puerto Rico, and the sector as a whole contributed positively to Fund performance. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

As of July 31, 2016, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 7.2% and 3.6% of the Fund’s total assets (7.3% and 3.7% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. The Special Tax sector, which consisted entirely of securities issued in Puerto Rico, and the Special Assessment sector contributed positively to Fund performance this reporting period.

As of July 31, 2016, 6.3% of the Fund’s total assets (6.4% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. This sector consisted of bonds issued in Puerto Rico, and it contributed positively to the Fund’s performance this reporting period.

17 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The sales tax sector represented 5.8% of the Fund’s total assets (5.9% of net assets) as of July 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. This sector, which included bonds issued in Puerto Rico and the U.S. Virgin Islands, contributed positively to Fund performance this reporting period.

U.S. Government obligation bonds constituted 5.2% of the Fund’s total assets (5.3% of net assets) on July 31, 2016. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. While pre-refundings and refundings tend to reduce the total income that can be distributed, the Treasury bonds that are purchased with the proceeds of pre-refundings and refundings are backed by the full faith and credit of the U.S. government. The sector contributed positively to the Fund’s performance this reporting period.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 4.0% of the Fund’s total assets (4.1% of net assets) as of July 31, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, some of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements. This sector contributed positively to the Fund’s performance.

Many sectors in which the Fund maintained relatively smaller investments as of July 31, 2016, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on education, highways/ commuter facilities, diversified financial services, government appropriations, and multifamily housing, among others.

The tax increment financing (TIF) sector, which represented 3.3% of total assets (3.4% of net assets) as of July 31, 2016, was the only sector that failed to contribute positively to the Fund’s total return.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

18 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we

19 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

20 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	11.9%
Tobacco Master Settlement Agreement	11.1
General Obligation	7.8
Special Assessment	7.2
Higher Education	6.3
Sales Tax Revenue	5.8
Sewer Utilities	5.3
U.S. Government Obligations	5.2
Electric Utilities	4.4
Municipal Leases	4.0

Portfolio holdings are subject to change. Percentages are as of July 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	2.9%	1.5%	4.4%
AA	26.6	0.0	26.6
A	13.9	0.0	13.9
BBB	15.5	9.6	25.1
BB or lower	16.6	13.4	30.0
Total	75.5%	24.5%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

21 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/16

	Without Sales Charge	With Sales Charge
Class A	5.56%	5.29%
Class B	4.74	N/A
Class C	4.74	N/A
Class Y	5.85	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/16
Class A	3.80%
Class B	3.23
Class C	3.23
Class Y	4.23

TAXABLE EQUIVALENT YIELDS
As of 7/31/16
Class A	6.71%
Class B	5.71
Class C	5.71
Class Y	7.47

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	11.70%	8.78%	2.85%	5.87%
Class B (OTFBX)	3/16/93	10.78	7.91	2.35	4.27
Class C (OMFCX)	8/29/95	10.96	7.95	2.06	3.71
Class Y (OMFYX)	11/29/10	12.00	9.03	N/A	9.04

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	6.39%	7.72%	2.35%	5.74%
Class B (OTFBX)	3/16/93	5.78	7.61	2.35	4.27
Class C (OMFCX)	8/29/95	9.96	7.95	2.06	3.71
Class Y (OMFYX)	11/29/10	12.00	9.03	N/A	9.04

22 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.033 for the 35-day accrual period ended July 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0279, $0.0279 and $0.0346 respectively, for the 35-day accrual period ended July 26, 2016 and on the corresponding net asset values on that date.

23 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s General & Insured Municipal Debt Funds category is based on 275 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

24 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

25 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,055.60	$ 4.76
Class B	1,000.00	1,050.60	8.60
Class C	1,000.00	1,052.10	8.61
Class Y	1,000.00	1,057.00	3.53

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.24	4.68
Class B	1,000.00	1,016.51	8.46
Class C	1,000.00	1,016.51	8.46
Class Y	1,000.00	1,021.43	3.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.93%
Class B	1.68
Class C	1.68
Class Y	0.69

26 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2016

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—104.5%
Alabama—4.1%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500%	04/01/2041	$23,159,600
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125	12/01/2025	380,045
210,000	Cooperative District, AL Fort Deposit[1]	6.000	02/01/2036	201,844
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750	02/01/2029	3,798,620
4,000,000	Jefferson County, AL Sewer[1]	7.000	10/01/2051	5,186,920
20,000,000	Jefferson County, AL Sewer[1]	0.000 [2]	10/01/2050	15,464,000
20,185,000	Jefferson County, AL Sewer[1]	0.000 [2]	10/01/2046	15,794,157
8,750,000	Jefferson County, AL Sewer[1]	0.000 [2]	10/01/2050	7,227,237
8,000,000	Jefferson County, AL Sewer[1]	6.000	10/01/2042	9,731,840
7,500,000	Jefferson County, AL Sewer[1]	6.500	10/01/2053	9,434,550
				90,378,813

Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120	08/01/2031	178,732
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875	12/01/2027	65,970
90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2032	88,832
				333,534

Arizona—2.3%
200,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	200,152
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900	07/15/2022	1,052,687
330,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	340,590
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	515,275
260,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450	07/15/2021	260,723
200,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625	07/15/2025	200,460
450,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800	07/15/2030	450,936
406,000	Festival Ranch, AZ Community Facilities District[1]	5.750	07/01/2032	411,436
595,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	612,951
250,000	Gladden Farms, AZ Community Facilities District[1]	5.500	07/15/2031	250,633
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500	04/20/2041	197,614
285,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500	07/01/2022	293,467
200,000	Marley Park, AZ Community Facilities District[1]	5.300	07/15/2031	201,132
288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300	07/01/2030	288,225
980,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	995,513
375,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	375,424

27 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000%	01/01/2029	$753,375
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	504,640
1,000,000	Phoenix, AZ IDA (Great Hearts Academies)[1]	6.300	07/01/2042	1,118,950
8,500,000	Phoenix, AZ IDA (Rowan University)[1]	5.250	06/01/2034	9,933,270
2,945,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375	07/01/2031	3,206,015
3,855,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	3,926,009
945,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	947,296
1,430,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	1,499,212
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.750	04/01/2036	500,800
355,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2033	351,439
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	250,353
2,330,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,323,173
500,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670	12/01/2027	502,430
650,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037	652,763
760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037	735,110
250,000	Pima County, AZ IDA (Valley Academy)[1]	6.500	07/01/2038	277,305
500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	500,575
1,000,000	Rio Rico, AZ Fire District[1]	7.000	07/01/2030	1,214,410
6,500,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2037	8,369,595
3,000,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2032	3,765,930
100,000	Salt Verde, AZ Financial Corp.[1]	5.500	12/01/2029	129,360
1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	1,682,754
500,000	Westpark, AZ Community Facilities District[1]	5.250	07/15/2031	500,590
				50,292,572

Arkansas—0.1%
1,870,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	1,112,089

California—12.0%
675,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	766,206
1,510,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250	09/01/2040	1,559,362
775,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2029	800,497
1,000,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000	09/01/2026	1,034,270
2,340,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000	09/01/2025	2,420,285
7,000,000	CA County Tobacco Securitization Agency	5.310 [5]	06/01/2046	1,008,980
8,000,000	CA County Tobacco Securitization Agency	7.747 [5]	06/01/2046	764,640
5,000	CA County Tobacco Securitization Agency	7.230 [5]	06/01/2033	1,904
6,000,000	CA County Tobacco Securitization Agency	6.647 [5]	06/01/2046	191,820
38,650,000	CA County Tobacco Securitization Agency	7.548 [5]	06/01/2055	287,169
129,820,000	CA County Tobacco Securitization Agency	6.698 [5]	06/01/2050	2,702,852
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	5,048,850
50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	50,369
21,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	21,087,570

28 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700%	[2]	06/01/2046	$162,792
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.648 [5]		06/01/2046	4,283,580
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	3,877,909
10,000,000	CA GO1	5.000		09/01/2032	12,528,900
10,000,000	CA GO1	5.000		09/01/2034	12,444,100
5,000,000	CA GO1	5.000		09/01/2045	6,255,250
10,000,000	CA GO1	5.000		09/01/2034	12,644,900
14,700,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300 [2]		06/01/2037	15,108,660
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.043 [5]		06/01/2047	4,375,800
20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/ SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	22,753,800
25,000	CA HFA (Home Mtg.)[1]	5.450		08/01/2033	26,305
350,000	CA M-S-R Energy Authority[1]	6.500		11/01/2039	521,927
10,000,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034	15,368,400
250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	311,837
2,080,000	CA Public Works[1]	6.625		11/01/2034	2,088,070
450,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030	517,369
1,000,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000		10/01/2033	1,109,000
7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.794 [5]		06/01/2036	2,329,600
1,745,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000		07/01/2040	1,967,418
2,350,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2030	2,758,148
885,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2033	1,055,239
1,450,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2032	1,732,431
9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875		02/15/2034	11,326,684
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	624,736
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.200		09/01/2027	1,011,680
2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.250		09/01/2037	2,022,420
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.996 [5]		06/01/2057	4,843,597
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996 [5]		06/01/2057	2,945,790
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)[1]	6.000		09/01/2043	3,365,395
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300 [2]		09/01/2030	549,520
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375 [2]		09/01/2032	1,095,080
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150 [2]		09/01/2027	980,270
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100 [2]		09/01/2026	416,617

29 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$415,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000%	[2]	09/01/2025	$462,327
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200 [2]		09/01/2028	1,104,390
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250 [2]		09/01/2029	550,465
3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation	5.250		07/01/2030	3,963,865
2,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	2,744,040
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	185,800
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000		09/01/2031	1,569,088
2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000		01/01/2029	3,316,789
4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5[1]	5.500		09/01/2041	4,138,280
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	637,340
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2037	1,276,013
15,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.500		06/01/2045	15,001,050
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033	1,806,840
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032	1,509,713
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034	1,020,485
735,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2027	740,505
1,510,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2037	1,512,748
550,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2026	551,326
620,000	Perris, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2037	620,725
3,145,000	Poway, CA Unified School District Public Financing Authority Special Tax[1,6]	5.000		09/01/2034	3,797,682
1,770,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000		09/01/2033	2,150,196
1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350		09/01/2036	1,262,545
1,000,000	Roseville, CA Natural Gas Finance Authority[1]	5.000		02/15/2025	1,204,910
10,000,000	San Francisco, CA City & County COP[7]	5.000		10/01/2033	11,593,696
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	315,885
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	446,103
1,620,000	San Gorgonio, CA Memorial Health Care District[1]	7.000		08/01/2027	1,727,082
350,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500		05/01/2031	415,202
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	2,620,264
1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2035	2,276,981
47,250,000	Southern CA Tobacco Securitization Authority	7.098 [5]		06/01/2046	1,014,930
13,675,000	Southern CA Tobacco Securitization Authority	6.398 [5]		06/01/2046	314,935
100,000	Victor Valley, CA Union High School District[1]	5.050		09/01/2025	100,168

30 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,160,000	Victor Valley, CA Union High School District[1]	5.100%	09/01/2035	$1,160,998
				264,241,364

Colorado—2.5%
3,775,000	CO Broomfield Village Metropolitan District No. 2[1]	6.250	12/01/2032	3,776,472
125,000	CO E-470 Public Highway Authority	6.812 [5]	09/01/2025	101,040
4,250,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450	11/01/2040	4,831,442
500,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750	12/01/2036	361,390
1,000,000	CO Elkhorn Ranch Metropolitan District[3]	6.375	12/01/2035	650,980
730,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	813,556
221,000	CO Horse Creek Metropolitan District[1]	5.750	12/01/2036	219,906
330,000	CO Huntington Trails Metropolitan District[1]	6.250	12/01/2036	336,402
500,000	CO Liberty Ranch Metropolitan District[1]	6.250	12/01/2036	480,510
1,945,000	CO North Range Metropolitan District No. 1[1]	5.000	12/15/2024	1,977,890
1,210,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2018	1,238,169
500,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2037	507,450
750,000	CO Potomac Farms Metropolitan District	7.250	12/01/2037	491,565
107,000	CO Potomac Farms Metropolitan District	7.625 [2]	12/01/2023	77,631
335,000	CO Prairie Center Metropolitan District No. 3[1]	5.250	12/15/2021	338,390
750,000	CO Prairie Center Metropolitan District No. 3[1]	5.400	12/15/2031	756,585
10,000,000	CO Regional Transportation District Floaters	0.610 [8]	06/01/2044	10,000,000
349,000	CO Silver Peaks Metropolitan District[3]	5.750	12/01/2036	233,216
1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750	12/15/2036	205,780
13,035,000	Denver, CO City & County Airport[1]	5.000	11/15/2032	13,773,954
175,000	Fairplay, CO Sanitation District[1]	5.250	12/15/2031	175,357
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000	12/01/2018	182,275
1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250	11/15/2028	2,008,084
5,000,000	Public Authority for CO (Natural Gas Energy)[1]	6.500	11/15/2038	7,573,300
500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125	12/01/2034	552,495
250,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125	11/01/2038	273,002
110,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000	12/01/2033	119,982
3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000 [2]	12/15/2041	1,939,156
1,025,237	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000	12/01/2041	1,054,026
				55,050,005
Connecticut—0.0%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)[1]	5.500	07/01/2032	25,059
500,000	Georgetown, CT Special Taxing District[3]	5.125	10/01/2036	197,560
9,546,296	Mashantucket Western Pequot Tribe CT	4.000	07/01/2031	381,565
				604,184

Delaware—0.2%
3,166,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450	07/01/2035	3,169,071

31 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Delaware (Continued)
$2,156,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450%	07/01/2036	$2,007,279
				5,176,350

District of Columbia—0.8%
25,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450	11/01/2034	25,014
195,000	District of Columbia Ballpark[1]	5.000	02/01/2031	195,416
2,100,000	District of Columbia Center for Strategic & International Studies[1]	6.625	03/01/2041	2,399,817
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375	03/01/2031	2,268,940
4,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	4,542,904
2,510,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	3,114,960
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369 [5]	06/15/2046	3,318,471
400,000	District of Columbia University (Gallaudet University)[1]	5.500	04/01/2034	464,664
				16,330,186

Florida—11.2%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750	12/01/2030	114,236
1,815,000	Amelia Concourse, FL Community Devel. District[4]	5.750	05/01/2038	1,355,424
575,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	488,704
435,000	Avignon Villages, FL Community Devel. District[4]	5.300	05/01/2014	56,676
250,000	Avignon Villages, FL Community Devel. District[4]	5.400	05/01/2037	32,572
1,335,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	1,346,080
1,135,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	1,135,738
2,230,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,327,095
1,517,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	834,001
2,280,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	911,476
875,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	437,456
415,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	207,479
600,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	600,396
655,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2020	392,895
350,000	East Homestead, FL Community Devel. District[1]	5.000	11/01/2033	372,645
125,000	East Homestead, FL Community Devel. District[1,6]	7.250	05/01/2021	135,630
380,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	407,455
5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000	07/15/2032	2,718,446
1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260	07/15/2038	887,482
10,440,000	FL COP (Dept. of Management Services)[7]	5.250	08/01/2028	11,443,702
1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	1,407,862
5,390,000	FL HEFFA (Flagler College)[1]	5.250	11/01/2036	5,439,480
1,100,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	1,035,243

32 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$3,780,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300%	05/01/2037	$3,807,821
880,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	880,150
16,000,000	Greater Orlando, FL Aviation Authority[7]	5.000	10/01/2032	18,486,080
195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	35,868
145,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	146,789
115,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	115,046
3,065,000	Highlands, FL Community Devel. District[1]	5.550	05/01/2036	3,049,001
430,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	262,132
26,005,000	Jacksonville, FL Health Facilities Authority (Brooks Health System) Floaters	0.610 [8]	11/01/2038	26,005,000
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,854
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2029	1,456,013
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2037	1,142,190
20,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center/Lakeland Regional Hospital System Obligated Group)[1]	5.000	11/15/2032	20,260
485,000	Legends Bay, FL Community Devel. District[1]	5.875	05/01/2038	486,620
1,730,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,726,799
425,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	254,877
1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	372,413
1,425,000	Magnolia West, FL Community Devel. District Special Assessment[3]	5.350	05/01/2037	854,872
5,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2027	6,222,000
13,500,000	Miami-Dade County, FL School Board Floater	0.830 [8]	05/01/2037	13,500,000
790,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	863,667
2,000,000	Miromar Lakes, FL Community Devel. District[1]	5.000	05/01/2035	2,080,340
3,325,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036	3,326,031
8,080,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	8,068,526
8,975,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	8,987,475
335,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	184,163
395,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	217,147
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	254,627
10,000,000	Orange County, FL School Board COP[7]	5.500	08/01/2034	11,433,700
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625	05/01/2042	1,154,330
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	506,601
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[4]	7.000	07/01/2036	500,000
1,815,000	Palm Coast Park, FL Community Devel. District Special Assessment[1]	5.700	05/01/2037	1,748,589

33 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$200,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.250%	08/01/2016	$200,022
510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	201,149
460,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2013	181,148
2,195,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	2,201,936
1,675,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	1,683,593
1,245,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,103,082
1,295,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	1,344,974
415,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	420,490
245,000	Portico, FL Community Devel. District[1]	5.450	05/01/2037	243,442
435,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	195,720
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.250	05/01/2012	1,201,260
285,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	111,768
980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	384,630
9,530,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	9,534,003
945,000	Reunion East, FL Community Devel. District[1]	6.600	05/01/2033	991,844
860,000	Reunion East, FL Community Devel. District[3]	7.375	05/01/2033	9
875,000	Reunion East, FL Community Devel. District[1]	6.600	05/01/2036	906,561
810,000	Reunion East, FL Community Devel. District[3]	5.800	05/01/2036	8
25,000	Ridgewood Trails, FL Community Devel. District[1]	5.650	05/01/2038	25,008
2,400,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	1,199,880
329,242	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	250,997
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750	07/01/2030	3,878,105
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	5,018,884
935,000	South Bay, FL Community Devel. District[3]	0.000 [2]	05/01/2025	734,405
2,530,000	South Bay, FL Community Devel. District[3]	0.000 [2]	05/01/2036	1,981,901
1,645,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	82,069
2,155,000	South Bay, FL Community Devel. District[1]	5.950	05/01/2036	2,194,286
2,035,000	South Bay, FL Community Devel. District[1]	5.125	05/01/2020	2,017,723
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000	08/01/2045	1,732,050
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250	10/01/2041	381,504
500,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	121,870
6,020,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	1,466,352
4,040,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000	05/01/2036	4,040,121
4,975,000	Verandah East, FL Community Devel. District[1]	5.400	05/01/2037	4,975,100

34 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$3,795,000	Verandah, FL Community Devel District[1]	5.250%	05/01/2036	$3,790,067
7,975,000	Verona Walk, FL Community Devel. District[1]	5.375	05/01/2037	7,980,343
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	230,937
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350	05/01/2017	1,410,391
4,355,000	Vista, FL Community Devel. District Special Assessment[1]	5.375	05/01/2037	4,355,610
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	1,481,753
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125	05/01/2013	899,850
5,095,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500	05/01/2036	5,103,152
266,156	Watergrass, FL Community Devel. District Special Assessment[1,6]	6.960	11/01/2017	267,620
950,000	Waterlefe, FL Community Devel. District Golf Course[4]	8.125	10/01/2025	284,934
610,000	Waters Edge, FL Community Devel. District[1]	6.600 [2]	05/01/2039	610,031
16,000	Waters Edge, FL Community Devel. District[1]	5.350	05/01/2039	16,011
1,785,000	Waterstone, FL Community Devel. District[4]	5.500	05/01/2018	892,500
285,000	West Villages, FL Improvement District[4]	5.350	05/01/2015	170,934
7,350,000	West Villages, FL Improvement District[4]	5.800	05/01/2036	4,408,310
2,905,000	West Villages, FL Improvement District	5.500	05/01/2038	2,915,836
4,925,000	Westridge, FL Community Devel. District[4]	5.800	05/01/2037	2,708,455
5,750,000	Westside, FL Community Devel. District[3]	5.650	05/01/2037	3,449,713
2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400	05/01/2015	561,960
1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500	05/01/2038	360,903
990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625	05/01/2037	494,951
450,000	Zephyr Ridge, FL Community Devel. District[4]	5.250	05/01/2013	224,978
				244,898,287

Georgia—0.1%
200,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	227,204
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[1]	5.000	11/01/2048	596,600
950,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	1,002,972
5,000	GA Municipal Electric Authority[1]	6.600	01/01/2018	5,154
50,000	Houston County, GA Hospital Authority (HHSys/HoustonH/HHEMS/HHP/HPCP/HPS Obligated Group)[1]	5.250	10/01/2035	52,464
520,000	Randolph County, GA GO1	5.000	04/01/2030	575,926
				2,460,320

Idaho—0.0%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250	12/01/2033	67,816

Illinois—10.5%
200,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018	200,440
915,000	Chicago, IL Board of Education	5.063 [5]	12/01/2024	680,723
5,000,000	Chicago, IL Board of Education[1]	5.000	12/01/2035	5,033,800

35 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$500,000	Chicago, IL Board of Education[1]	5.000%	12/01/2024	$515,875
1,405,000	Chicago, IL Board of Education	5.063 [5]	12/01/2024	1,045,264
14,000,000	Chicago, IL GO1	5.000	01/01/2029	14,162,960
10,000	Chicago, IL GO1	5.000	01/01/2028	10,036
25,000	Chicago, IL GO1	5.000	01/01/2042	25,065
200,000	Chicago, IL GO1	5.000	01/01/2023	201,758
5,000,000	Chicago, IL GO1	5.000	12/01/2023	5,070,700
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2034	2,999,275
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2033	3,005,625
2,400,000	Cook County, IL Community School District GO1	7.125	06/01/2024	2,896,008
949,000	Cortland, IL Special Tax (Sheaffer System)[3]	5.500	03/01/2017	189,553
475,000	Country Club Hills, IL GO1	5.000	12/01/2030	482,567
500,000	Country Club Hills, IL GO1	5.000	12/01/2031	507,965
40,000	Country Club Hills, IL GO1	5.000	12/01/2032	40,616
455,000	Country Club Hills, IL GO1	5.000	12/01/2029	462,385
395,000	Country Club Hills, IL GO1	5.000	12/01/2026	402,189
410,000	Country Club Hills, IL GO1	5.000	12/01/2027	416,667
435,000	Country Club Hills, IL GO1	5.000	12/01/2028	442,177
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	320,368
2,000,000	Gilberts, IL Special Service Area No. 15[1]	5.000	03/01/2035	2,279,820
749,716	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	685,645
1,000,000	Harvey, IL GO3	5.625	12/01/2032	549,980
2,225,000	Harvey, IL GO	5.500	12/01/2027	1,223,728
4,495,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1,6]	6.875	08/01/2028	4,550,019
1,770,000	IL Finance Authority (Bethel Terrace Apartments)[1,6]	5.125	09/01/2025	1,771,487
17,050,000	IL Finance Authority (Centegra Health System) Floaters[1]	0.740 [8]	09/01/2020	17,050,000
155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023	163,700
1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036	1,000,110
1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026	1,010,576
2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,351,909
9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031	9,662,995
450,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	502,974
500,000	IL Finance Authority (Lake Forest College)[1]	5.750	10/01/2032	553,500
5,000,000	IL Finance Authority (Newman Foundation at the University of Illinois)[1]	5.000	02/01/2037	5,104,450
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[7]	6.000	08/15/2039	23,102,000
50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037	58,958
4,855,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )[1]	6.125	05/15/2025	5,462,749
145,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )[1]	6.125	05/15/2025	166,664
10,190,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	12,238,801

36 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$6,210,000	IL Finance Authority (Resurrection Health Care)[7]	5.250%	05/15/2029	$6,622,402
7,770,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029	8,286,006
5,855,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2044	6,483,300
3,250,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2032	3,292,965
2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029	2,951,109
22,915,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	25,412,964
6,270,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2037	6,346,807
10,000,000	IL Finance Authority (Trinity Health Corp.)[1]	5.000	12/01/2030	11,561,100
700,000	IL GO1	5.000	08/01/2025	773,584
1,500,000	IL GO1	5.000	03/01/2037	1,594,485
1,500,000	IL GO	5.000	09/01/2028	1,512,165
380,000	IL GO1	5.000	01/01/2019	383,082
2,045,000	IL GO1	5.000	01/01/2020	2,054,305
1,050,000	IL Metropolitan Pier & Exposition Authority[1]	5.500	12/15/2023	1,218,283
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.500	06/15/2050	356,710
200,000	IL Regional Transportation Authority[1]	5.000	07/01/2025	200,946
2,000,000	IL Sports Facilities Authority[1]	5.250	06/15/2032	2,316,620
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2027	1,260,715
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2028	1,365,726
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2031	1,739,223
4,481,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	4,484,719
2,609,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1]	6.250	03/01/2034	2,613,592
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	261,711
480,000	Markham, IL GO1	5.750	02/01/2028	480,682
1,091,000	Plano, IL Special Service Area No. 5[4]	6.000	03/01/2036	658,964
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	490,060
3,990,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	3,430,802
1,465,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,388,952
1,853,000	Yorkville, IL United City Special Services Area Special Tax[1]	5.000	03/01/2033	1,921,320
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[4]	6.250	03/01/2035	888,700
				230,954,080

Indiana—1.7%
1,700,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	2,095,250
465,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	485,334
4,750,000	IN Finance Authority (Marian University)[1]	6.500	09/15/2030	5,507,578
2,885,000	IN Finance Authority (Marian University)[1]	5.250	09/15/2025	3,188,415
4,250,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	4,861,660

37 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000%	07/01/2039	$329,768
7,500,000	IN Municipal Power Agency[1]	5.000	01/01/2037	9,131,100
3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	4,250,640
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,074,930
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000	02/01/2039	2,183,922
2,071,755	North Manchester, IN Economic Devel. (Peabody Retirement Community)[3]	1.000	12/01/2045	238,045
2,466,162	North Manchester, IN Economic Devel. (Peabody Retirement Community)[1]	6.050 [8]	12/01/2045	2,401,573
1,870,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	2,052,400
				37,800,615

Iowa—0.2%
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	758,677
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900	12/01/2028	43,980
1,685,000	IA Finance Authority (Mercy Medical Center)[1]	5.000	08/15/2028	1,954,651
350,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	338,800
1,000,000	Xenia, IA Rural Water District[1,6]	5.000	12/01/2036	1,179,940
				4,276,048

Kansas—0.1%
450,000	Hays, KS Sales Tax[1]	6.000	01/01/2025	450,846
100,000	Overland Park, KS Transportation Devel. District (Grass Creek)[1]	4.850	09/01/2016	100,187
2,360,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024	2,360,024
				2,911,057

Kentucky—1.2%
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2034	5,999,800
11,525,000	KY Municipal Power Agency[1]	5.000	09/01/2033	13,886,011
5,480,000	KY Municipal Power Agency[1]	5.000	09/01/2032	6,624,169
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[1]	6.250	06/01/2039	89,837
15,000	Springfield, KY Educational Devel. (St. Catherine College)[1,4]	5.750	10/01/2035	1,800
				26,601,617

Louisiana—2.7%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	2,336,160
635,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	777,970
950,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	1,163,893
8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,641,753
5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	5,250,900

38 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Louisiana (Continued)
$35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250%	09/01/2035	$30,974
1,050,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[6]	5.250	09/01/2018	1,028,979
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,838,138
1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025	1,386,146
2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2042	2,923,650
19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[1]	6.750	07/01/2039	22,602,251
50,000	LA Stadium & Exposition District[1]	5.000	07/01/2028	59,562
2,000,000	LA Stadium & Exposition District[1]	5.000	07/01/2032	2,350,700
7,000,000	St. John the Baptist Parish, LA Revenue (Marathon Oil Corp.)[1]	5.125	06/01/2037	7,160,370
				58,551,446

Maine—0.4%
5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032	6,017,250
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750	07/01/2036	2,294,420
				8,311,670

Maryland—0.4%
1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000	07/01/2034	1,106,740
4,530,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000	06/01/2035	5,596,815
50,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	50,158
1,768,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250	07/01/2035	1,783,558
2,287,212	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[3]	3.787 [5]	01/01/2037	256,442
				8,793,713

Massachusetts—0.6%
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	260,377
25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2031	29,536
750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500	07/01/2026	873,420
92,782	MA Devel. Finance Agency (Linden Ponds)[1]	5.500	11/15/2046	90,647
461,488	MA Devel. Finance Agency (Linden Ponds)	0.605 [5]	11/15/2056	2,570
14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2039	14,895
1,733,606	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2046	1,823,650
6,770,000	MA Devel. Finance Agency (Merrimack College)[1]	5.250	07/01/2042	7,521,741
40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250	08/15/2029	31,190
2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)[1]	5.000	07/01/2036	2,414,460

39 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$20,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250%	07/01/2023	$20,074
				13,082,560

Michigan—4.9%
10,000,000	Detroit, MI Building Authority[1,6]	5.000	10/15/2032	12,429,700
680,000	Detroit, MI City School District[1]	5.000	05/01/2031	776,451
1,100,000	Detroit, MI City School District[1]	5.000	05/01/2028	1,266,485
775,000	Detroit, MI GO1	5.000	04/01/2028	801,544
5,000	Detroit, MI Local Devel. Finance Authority	5.500	05/01/2021	5,000
13,435,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	15,580,166
2,250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	2,539,035
2,155,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2032	2,442,197
1,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2036	1,109,710
5,550,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	5,662,832
1,555,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	1,560,411
300,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	306,198
495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	501,638
2,100,000	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2028	2,176,482
5,000,000	MI Finance Authority (Detroit School District)[1]	5.500	06/01/2021	5,328,000
930,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2027	1,118,372
2,200,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2034	2,596,858
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2033	1,170,030
895,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2026	1,083,156
2,450,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2032	2,876,153
7,035,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2023	8,557,866
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2025	1,217,970
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2034	1,166,140
600,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	618,564
14,600,000	MI Hospital Finance Authority (Trinity Health)[7]	6.125	12/01/2023	16,459,602
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,155,612
8,712,120	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	8,382,018
398,125	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	410,690
1,323,000,000	MI Tobacco Settlement Finance Authority	9.832 [5]	06/01/2058	7,078,050
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	305,688
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	976,843

40 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Michigan (Continued)
$500,000	Renaissance, MI Public School Academy[1]	6.000%	05/01/2037	$541,570
				108,201,031

Minnesota—0.1%
965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1]	5.000	02/15/2027	977,005

Mississippi—0.0%
750,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	847,327

Missouri—2.1%
895,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	906,680
320,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	320,557
990,000	Branson, MO IDA (Branson Landing)[1]	5.250	06/01/2021	990,990
6,305,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	6,338,290
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	5.875	12/01/2031	551,610
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625	04/01/2027	285,832
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500	04/01/2021	329,960
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.125	12/15/2050	1,392,444
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.000	12/15/2040	607,382
155,000	Hawk Ridge, MO Transportation Devel. District[1]	4.650	02/01/2017	158,153
3,840,000	Hawk Ridge, MO Transportation Devel. District[1]	5.000	02/01/2030	4,008,461
14,360,000	Hazelwood, MO Transportation Devel. District (370/ Missouri Bottom Road/Tausig Road)[1]	7.200	05/01/2033	12,538,290
295,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2046	294,979
500,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	500,680
900,000	Kansas City, MO Tax Increment (Southtown)[1]	6.000	03/01/2017	918,216
250,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750	03/01/2029	154,618
140,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500	03/01/2021	89,592
770,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	788,572
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750	11/01/2026	2,103,507
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500	10/01/2031	341,343
184,000	Northwoods, MO Transportation Devel. District[1,6]	5.850	02/01/2031	180,478
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	5.000	05/01/2023	1,500,315
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.625	11/01/2025	2,515,275
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[3]	6.000	08/04/2025	277,537
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	579,180
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,033,018
662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	461,632
545,000	St. Louis, MO Tax Increment (Printers Lofts)[3]	6.000	08/21/2026	217,956
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500	01/20/2028	340,767
783,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500	01/20/2028	674,273
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[3]	6.690	04/21/2029	699,052

41 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$373,000	St. Louis, MO Tax Increment Financing, Series A	5.500%	09/02/2028	$253,457
3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	2,521,486
320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750	04/01/2027	97,510
620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700	04/01/2022	188,945
65,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500	10/01/2029	68,450
				45,229,487

Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[3]	6.250 [2]	09/01/2031	2,340,361

Nebraska—0.8%
9,510,000	NE Central Plains Gas Energy[1]	5.250	09/01/2037	10,920,523
2,915,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600	09/15/2029	2,874,861
1,540,000	NE Public Power Generation Agency (Whelan Energy Center)[1]	5.000	01/01/2032	1,569,414
1,800,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750	10/01/2020	1,806,336
				17,171,134

Nevada—0.7%
255,000	Clark County, NV Improvement District[1,6]	5.050	02/01/2031	255,372
320,000	Clark County, NV Improvement District[1,6]	5.000	02/01/2026	320,630
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[3]	6.845 [5]	01/01/2019	2,551,122
205,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,6]	5.300	08/01/2018	204,537
100,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.250	08/01/2017	100,014
70,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.200	08/01/2016	70,000
425,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,6]	6.000	08/01/2027	429,769
610,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,6]	6.150	08/01/2037	616,759
260,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,6]	5.850	08/01/2018	263,338
800,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,6]	6.000	08/01/2023	809,296
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700	06/01/2028	7,789,961
1,530,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400	06/01/2020	1,627,920
				15,038,718

New Hampshire—2.7%
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.698 [5]	01/01/2030	1,614,508
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647 [5]	01/01/2029	161,977
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.996 [5]	01/01/2023	374,294

42 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Hampshire (Continued)
$405,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875%	10/01/2039	$436,209
250,000	NH H&EFA (Dartmouth-Hitchcock Clinic/Mary Hitchcock Memorial Hospital Obligated Group)[1]	5.000	08/01/2035	250,820
4,010,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	4,009,519
20,860,000	NH H&EFA (LRG Healthcare)[7]	7.000	04/01/2038	24,822,983
475,000	NH H&EFA (LRG Healthcare)[1]	5.500	10/01/2034	542,773
21,550,000	NH H&EFA (LRGHealthcare)[7]	5.500	10/01/2034	24,625,426
1,500,000	NH H&EFA (Southern New Hampshire University)[1]	5.000	01/01/2027	1,739,325
1,270,000	NH HE&HFA (Franklin Pierce College)	5.300	10/01/2028	1,209,675
				59,787,509

New Jersey—1.9%
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2032	2,260,820
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2030	2,282,900
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2029	2,552,130
2,200,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2032	2,330,108
5,015,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2032	5,661,835
5,975,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2021	6,968,463
4,555,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	5,298,604
7,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	8,409,800
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2033	6,028,200
				41,792,860

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District[1]	5.750	10/01/2044	242,418
270,000	Montecito Estates, NM Public Improvement District[1]	7.000	10/01/2037	275,824
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,908,984
				2,427,226

New York—5.3%
10,000,000	L.I., NY Power Authority, Series A1	5.500	05/01/2033	11,314,000
380,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	381,904
10,500,000	NY MTA, Series C-1[1]	5.000	11/15/2035	12,850,005
3,000,000	NY MTA, Series E1	5.000	11/15/2030	3,634,410
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	12,228,600
11,825,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2032	14,704,151
8,720,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2031	10,947,785
2,650,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2028	3,346,075
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2033	12,538,800
8,445,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	9,535,841
15,000,000	NYS Liberty Devel. Corp. (4 World Trade Center) Floaters[1]	0.480 [8]	11/15/2019	15,000,000
4,690,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375	06/01/2028	4,890,826

43 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,255,000	Westchester County, NY Healthcare Corp., Series A1	5.000%	11/01/2030	$6,014,085
				117,386,482

North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	20,058

North Dakota—0.3%
6,650,000	Hazen, ND Healthcare (Hazen Memorial Hospital Asscociation)[1]	2.500	07/01/2017	6,664,497

Ohio—6.8%
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000	06/01/2045	2,476,890
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750	06/01/2031	3,782,177
6,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.250 [2]	06/01/2037	6,640,920
5,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	5,381,237
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.498 [5]	06/01/2052	7,920,380
770,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.247 [5]	06/01/2047	56,463,732
11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125	06/01/2024	11,318,927
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375	06/01/2024	2,526,691
8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750	06/01/2034	8,780,310
20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	20,362,036
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000	11/01/2038	2,233,760
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000	11/15/2035	4,050,218
10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500	02/15/2027	10,040
780,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	779,961
1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500	09/01/2027	1,000,030
2,500,000	Grove City, OH Tax Increment Financing[1]	5.375	12/01/2031	2,519,700
95,000	Grove City, OH Tax Increment Financing[1]	5.125	12/01/2016	96,315
745,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2022	748,725
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	5,565,887
1,870,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,813,545
4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000	12/01/2037	4,620,889
510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	565,258

44 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400%	11/01/2036	$451,229
				150,108,857

Oklahoma—0.6%
12,720,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	12,958,627

Oregon—0.2%
2,250,000	Forest Grove, OR Revenue (Pacific University)[1]	5.000	05/01/2036	2,654,887
500,000	OR Facilities Authority (Concordia University)[1]	6.375	09/01/2040	544,825
310,000	OR Facilities Authority (Concordia University)[1,6]	6.125	09/01/2030	333,802
				3,533,514

Pennsylvania—3.5%
5,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2033	6,033,750
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,635,399
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,648,896
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2047	1,117,590
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	539,565
265,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	280,251
10,010,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	11,749,037
10,000,000	PA GO1	5.000	10/15/2031	11,938,300
10,000,000	PA GO1	5.000	06/01/2027	11,817,600
2,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	2,310,660
2,605,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2025	2,890,221
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	3,254,460
5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	5,394,600
1,500,000	PA Turnpike Commission[1]	0.000 [2]	12/01/2038	1,897,080
4,000,000	PA Turnpike Commission[1]	5.000	12/01/2040	4,802,320
5,000,000	PA Turnpike Commission[1]	5.000	06/01/2030	6,049,100
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125	03/15/2043	783,976
735,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	737,756
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,560
55,000	Philadelphia, PA School District[1]	6.000	09/01/2038	61,162
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,560
1,700,000	Philadelphia, PA School District[1]	6.000	09/01/2038	1,807,797
				77,760,640

Rhode Island—0.9%
4,915,000	Central Falls, RI Detention Facility[4]	7.250	07/15/2035	1,220,296
45,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750	07/01/2025	45,165
725,000	RI Health & Educational Building Corp. (EPBH/RIH/ TMH Obligated Group)[1]	7.000	05/15/2039	833,163
13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/ TMH Obligated Group)[1]	7.000	05/15/2039	15,728,400

45 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Rhode Island (Continued)
$20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500%	04/01/2027	$20,173
18,045,000	RI Tobacco Settlement Financing Corp. (TASC)	6.121 [5]	06/01/2052	853,709
				18,700,906

South Carolina—1.0%
1,560,000	Lancaster County, SC (Sun City Carolina Lakes)[1]	5.450	12/01/2037	1,562,309
4,843,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	4,846,681
600,000	SC Connector 2000 Assoc. Toll Road, Series B	2.744 [5]	01/01/2020	465,840
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	3.153 [5]	01/01/2021	4,726,734
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	3.744 [5]	01/01/2026	5,620,449
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.500	04/01/2042	2,411,700
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.250	04/01/2035	2,992,050
				22,625,763

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2027	1,749,405

Tennessee—0.4%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250	07/01/2028	125,500
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[1]	5.000	11/01/2027	572,710
5,665,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2027	7,037,403
				7,735,613

Texas—4.8%
2,375,000	Central TX Regional Mobility Authority[1]	5.000	01/01/2040	2,846,390
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	60,000
1,100,000	Dallas County, TX Flood Control District[1]	5.000	04/01/2032	1,169,091
7,250,000	Donna, TX GO1	6.250	02/15/2037	7,774,610
4,714,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250	10/01/2033	4,784,899
16,000,000	Houston, TX Airport System, Series A7	5.500	07/01/2039	17,426,720
140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	170,195
160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	202,299
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	273,375
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	272,685
30,000	Huntsville, TX GO COP	5.000	08/15/2032	30,110
7,465,000	Irving, TX Hotel Occupancy[1]	5.500	08/15/2038	8,087,805
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	867,600
150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	180,503

46 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000%	07/01/2046	$872,640
355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2036	412,301
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875	04/01/2036	653,379
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000	04/01/2045	922,061
10,000,000	Pearland, TX Independent School District[1]	5.250	02/15/2032	12,871,200
3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[4]	6.150	08/01/2022	62,667
4,315,000	Spring, TX Independent School District[1]	5.000	08/15/2029	5,437,073
5,000,000	Spring, TX Independent School District[1]	5.000	08/15/2031	6,254,150
10,775,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[7]	6.250	11/15/2029	12,152,798
4,570,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[7]	6.250	11/15/2029	5,154,365
6,255,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	6,729,629
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	445,186
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	103,379
4,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	5,721,975
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000	02/15/2030	2,008,805
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	674,203
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)[1]	5.800	08/15/2040	1,184,896
				105,806,989

Utah—0.0%
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	277,255

Vermont—0.0%
445,000	Burlington, VT GO1	5.000	11/01/2032	513,775
350,000	Burlington, VT GO1	5.000	11/01/2027	410,427
				924,202

Virginia—0.9%
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	751,591
1,750,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	1,601,565
406,000	Celebrate, VA North CDA Special Assessment[3]	6.750	03/01/2034	262,142
3,500,000	Celebrate, VA South CDA Special Assessment[4]	6.250	03/01/2037	1,924,055

47 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Virginia (Continued)
$750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.800%	03/01/2036	$187,493
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450	03/01/2036	750,000
371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.125	03/01/2036	92,750
900,000	New Port, VA CDA[4]	5.600	09/01/2036	449,730
3,240,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	3,377,570
2,495,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1,6]	6.500	08/01/2038	2,580,828
675,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	675,675
950,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2026	950,570
2,000,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2029	2,000,780
585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000	06/01/2036	585,082
35,170,000	VA Tobacco Settlement Authority	4.783 [5]	06/01/2047	1,069,520
162,770,000	VA Tobacco Settlement Authority	4.867 [5]	06/01/2047	2,983,574
				20,242,925

Washington—2.8%
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	75,041
2,625,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	2,635,147
3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000	03/01/2025	4,382,521
80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000	03/01/2025	91,543
33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375	10/01/2036	37,541,216
15,000,000	WA Health Care Facilities Authority (PH&S / PEMC / PH&SO / PHSSC / LCMAS / SJHC / PSMMC / SPH&HSC / PHlthC / PH&SW Obligated Group)[1]	5.250	10/01/2033	16,379,700
				61,105,168

West Virginia—0.2%
1,885,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	2,115,253
1,960,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	2,183,969
				4,299,222

Wisconsin—1.5%
1,475,000	WI Center District, Series A1	5.000	12/15/2029	1,705,380
5,000,000	WI GO1	6.000	05/01/2036	5,683,650
1,230,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	1,387,378
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	842,460
1,240,000	WI H&EFA (Richland Hospital)[1]	5.375	06/01/2028	1,241,910
17,260,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250	06/01/2034	19,620,478
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000	10/01/2042	472,133

48 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$185,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181%	[5]	10/01/2042	$79,415
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060 [5]		10/01/2042	3,860
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125		07/01/2042	715,169
480,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	533,554
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	390,568
					32,675,955

U.S. Possessions—10.7%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	5,151,516
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,360,178
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	3,879,576
1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	1,390,023
2,710,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	2,703,144
11,830,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	11,742,340
3,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2040	1,918,530
2,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	1,279,020
5,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	3,222,550
4,000,000	Puerto Rico Commonwealth GO4	5.625		07/01/2033	2,550,000
1,250,000	Puerto Rico Commonwealth GO4	5.375		07/01/2030	795,312
9,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	5,737,500
5,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2028	3,187,500
4,210,000	Puerto Rico Commonwealth GO4	5.500		07/01/2039	2,715,450
1,500,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	954,375
500,000	Puerto Rico Commonwealth GO	5.500		07/01/2021	531,470
3,000,000	Puerto Rico Commonwealth GO4	5.250		07/01/2023	1,905,000
2,610,000	Puerto Rico Commonwealth GO4	5.000		07/01/2023	1,657,350
3,000,000	Puerto Rico Commonwealth GO4	5.125		07/01/2028	1,905,000
1,365,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	1,422,507
4,020,000	Puerto Rico Commonwealth GO4	5.250		07/01/2030	2,552,700
4,515,000	Puerto Rico Commonwealth GO4	5.000		07/01/2020	2,867,025
772,297	Puerto Rico Electric Power Authority	10.000		01/01/2021	612,313
954,075	Puerto Rico Electric Power Authority	10.000		07/01/2019	760,420
954,075	Puerto Rico Electric Power Authority	10.000		07/01/2019	760,420
257,432	Puerto Rico Electric Power Authority	10.000		07/01/2022	203,847
257,432	Puerto Rico Electric Power Authority	10.000		01/01/2022	203,847
772,296	Puerto Rico Electric Power Authority	10.000		07/01/2021	612,313
5,000,000	Puerto Rico Electric Power Authority, Series A9	6.750		07/01/2036	3,371,800
20,460,000	Puerto Rico Electric Power Authority, Series A9	5.000		07/01/2029	13,738,685
2,830,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250		07/01/2028	1,900,260
2,500,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000		07/01/2028	1,678,850
3,000,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250		07/01/2027	2,014,560
1,850,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000		07/01/2022	1,245,291
260,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2024	263,510
4,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025	4,054,000

49 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$5,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000%	07/01/2037	$3,357,750
4,500,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2032	3,021,840
3,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2026	2,014,800
1,690,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	1,788,983
1,500,000	Puerto Rico Electric Power Authority, Series VV9	5.500	07/01/2020	1,013,085
2,750,000	Puerto Rico Electric Power Authority, Series WW9	5.375	07/01/2023	1,849,128
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2021	3,369,600
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2020	3,376,950
1,985,000	Puerto Rico Electric Power Authority, Series WW9	5.250	07/01/2025	1,333,126
2,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000	07/01/2028	1,343,080
3,050,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2038	2,047,831
1,670,000	Puerto Rico Electric Power Authority, Series XX9	5.250	07/01/2040	1,121,388
7,300,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2024	4,905,454
410,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2022	275,959
40,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2022	20,480
3,500,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000	07/01/2046	892,500
65,000	Puerto Rico Infrastructure[4]	5.000	07/01/2041	11,407
8,000,000	Puerto Rico Infrastructure[4]	7.072 [5]	07/01/2030	1,417,440
850,000	Puerto Rico Infrastructure[3]	5.500	07/01/2024	413,312
8,695,000	Puerto Rico Infrastructure Financing Authority[4]	6.065 [5]	07/01/2031	1,453,282
750,000	Puerto Rico Infrastructure Financing Authority[3]	5.500	07/01/2028	364,687
2,810,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2022	2,239,542
1,230,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000	08/01/2032	1,094,122
190,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2022	150,792
10,000,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2028	10,397,200
3,300,000	Puerto Rico Public Buildings Authority[3]	5.000	07/01/2032	1,963,500
4,940,000	Puerto Rico Public Buildings Authority[4]	5.375	07/01/2033	2,945,475
1,000,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2031	606,250
240,000	Puerto Rico Public Buildings Authority[3]	5.250	07/01/2042	142,200
8,575,000	Puerto Rico Public Buildings Authority[3]	6.250	07/01/2026	5,209,312
2,000,000	Puerto Rico Public Buildings Authority[4]	6.000	07/01/2041	1,207,500
5,615,000	Puerto Rico Public Finance Corp., Series B4	5.500	08/01/2031	575,538
6,380,000	Puerto Rico Sales Tax Financing Corp.	8.542 [5]	08/01/2023	1,904,302
4,365,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	2,136,624
17,650,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	8,739,045
270,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	130,631
18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.407 [5]	08/01/2036	2,009,810
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.276 [5]	08/01/2034	5,833,500
20,215,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	10,058,782
15,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	7,666,050
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.108 [5]	08/01/2044	5,814,430
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	3,577,280
29,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2040	20,597,166
32,560,000	Puerto Rico Sales Tax Financing Corp., Series C	8.015 [5]	08/01/2038	3,186,973
3,685,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [2]	08/01/2032	1,848,949
2,205,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	1,127,020

50 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250%		08/01/2041	$3,627,852
2,500,000	V.I. Public Finance Authority, Series C1	5.000		10/01/2039	2,505,325
					235,535,434
Total Municipal Bonds and Notes (Cost $2,494,874,251)					2,296,152,496

Corporate Bonds and Notes—0.0%
68,697	Las Vegas Monorail Co., Sr. Sec. Nts.[10,11]	5.500		07/15/2019	3,728
18,270	Las Vegas Monorail Co., Sub. Nts.[10,11]	5.500	[8]	07/15/2055	992
Total Corporate Bonds and Notes (Cost $138)					4,720

Shares
Common Stocks—0.0%
1,080	WCI Communities Inc.[10,12] (Cost $17,334)				18,176

Total Investments, at Value (Cost $2,494,891,723)—104.5%					2,296,175,392
Net Other Assets (Liabilities)—(4.5)					(98,728,636)
Net Assets—100.0%					$2,197,446,756

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10.	Received as a result of a corporate action.
11.	Interest or dividend is paid-in-kind, when applicable.
12.	Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
AWCC	American Water Capital Corp.
BH&HCG	Bristol Hospital & Health Care Group
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
CDA	Communities Devel. Authority
COP	Certificates of Participation

51 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HHEMS	Houston Healthcare EMS
HHH&H	Healthalliance Home Health and Hospital
HHosp	Healthalliance Hospital
HHP	Houston Healthcare Properties
HHSys	Houston Healthcare System
HoustonH	Houston Hospitals
HPCP	Houston Primary Care Physicians
HPS	Houston Physician Specialists
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
L.I.	Long Island
LCMAS	Little Company of Mary Ancillary Services Corp.
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
OLOLMC	Our Lady Of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
PEMC	Providence Everett MEdical Center
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHlth	Presence Health
PHlthC	Providence Health Care
PHN	Presence Health Network
PHP	Presence PRV Health
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center

52 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
PSMMC	Providence St. Mary Medical Center
RIH	Rhode Island Hospital
ROLs	Reset Option Longs
SJHC	St. Joseph Hospital Corp.
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPH&HSC	St. Patrick Hospital and Health Science Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value (cost $2,494,891,723)—see accompanying statement of investments	$2,296,175,392

Cash	625,848

Receivables and other assets:
Interest	27,515,347
Shares of beneficial interest sold	10,521,657
Investments sold on a when-issued or delayed delivery basis	4,585,979
Other	669,660

Total assets	2,340,093,883

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	113,650,000
Payable for borrowings (See Note 9)	11,000,000
Investments purchased on a when-issued or delayed delivery basis	13,532,340
Shares of beneficial interest redeemed	2,008,336
Dividends	1,674,651
Distribution and service plan fees	374,638
Trustees’ compensation	259,100
Shareholder communications	19,713
Interest expense on borrowings	2,003
Other	126,346

Total liabilities	142,647,127

Net Assets	$2,197,446,756

Composition of Net Assets
Par value of shares of beneficial interest	$309,258

Additional paid-in capital	2,767,001,851

Accumulated net investment income	21,959,835

Accumulated net realized loss on investments	(393,107,857)

Net unrealized depreciation on investments	(198,716,331)

Net Assets	$2,197,446,756

54 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,325,384,938 and 186,142,561 shares of beneficial interest outstanding)	$7.12
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.48

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,067,012 and 858,310 shares of beneficial interest outstanding)	$7.07

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $427,044,880 and 60,429,928 shares of beneficial interest outstanding)	$7.07

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $438,949,926 and 61,827,478 shares of beneficial interest outstanding)	$7.10

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest	$130,103,856

Expenses
Management fees	8,629,845

Distribution and service plan fees:
Class A	3,083,251
Class B	85,085
Class C	3,988,060

Transfer and shareholder servicing agent fees:
Class A	1,275,357
Class B	8,512
Class C	398,933
Class Y	392,157

Shareholder communications:
Class A	25,421
Class B	223
Class C	8,476
Class Y	7,728

Borrowing fees	1,358,283

Interest expense and fees on short-term floating rate notes issued (See Note 4)	1,263,153

Legal, auditing and other professional fees	649,904

Trustees’ compensation	35,043

Custodian fees and expenses	14,486

Interest expense on borrowings	11,182

Other	498,508

Total expenses	21,733,607

Net Investment Income	108,370,249

Realized and Unrealized Gain
Net realized gain on investments	15,142,862

Net change in unrealized appreciation/depreciation	103,926,852

Net Increase in Net Assets Resulting from Operations	$227,439,963

See accompanying Notes to Financial Statements.

56 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$108,370,249	$118,354,813

Net realized gain	15,142,862	24,102,368

Net change in unrealized appreciation/depreciation	103,926,852	(50,019,374)

Net increase in net assets resulting from operations	227,439,963	92,437,807

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(75,545,489)	(77,890,915)
Class B	(447,103)	(864,509)
Class C	(20,772,974)	(19,876,745)
Class Y	(24,149,298)	(18,328,094)

	(120,914,864)	(116,960,263)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	21,341,326	(52,378,817)
Class B	(6,519,801)	(7,230,685)
Class C	33,388,028	3,882,360
Class Y	143,547,549	31,678,418

	191,757,102	(24,048,724)

Net Assets
Total increase (decrease)	298,282,201	(48,571,180)

Beginning of period	1,899,164,555	1,947,735,735

End of period (including accumulated net investment income of $21,959,835 and $38,921,191, respectively)	$2,197,446,756	$1,899,164,555

See accompanying Notes to Financial Statements.

57 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$227,439,963

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(523,314,441)
Proceeds from disposition of investment securities	341,563,278
Short-term investment securities, net	8,613,281
Premium amortization	11,093,787
Discount accretion	(32,210,001)
Net realized gain on investments	(15,142,862)
Net change in unrealized appreciation/depreciation on investments	(103,926,852)
Change in assets:
Increase in other assets	(31,059)
Increase in interest receivable	(181,712)
Increase in receivable for securities sold	(790,926)
Change in liabilities:
Decrease in other liabilities	(41,477)
Increase in payable for securities purchased	13,532,340

Net cash used in operating activities	(73,396,681)

Cash Flows from Financing Activities
Proceeds from borrowings	91,500,000
Payments on borrowings	(80,500,000)
Payments on short-term floating rate notes issued	(33,640,000)
Proceeds from shares sold	712,034,699
Payments on shares redeemed	(610,953,825)
Cash distributions paid	(23,626,903)

Net cash provided by financing activities	54,813,971

Net decrease in cash	(18,582,710)

Cash, beginning balance	19,208,558

Cash, ending balance	$625,848

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $97,329,014.

Cash paid for interest on borrowings—$10,253.

Cash paid for interest on short-term floating rate notes issued—$1,263,153.

See accompanying Notes to Financial Statements.

58 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.84	$6.65	$7.19	$6.27

Income (loss) from investment operations:
Net investment income[1]	0.37	0.42	0.43	0.40	0.43
Net realized and unrealized gain (loss)	0.40	(0.08)	0.16	(0.55)	0.90

Total from investment operations	0.77	0.34	0.59	(0.15)	1.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.42)	(0.40)	(0.39)	(0.41)

Net asset value, end of period	$7.12	$6.76	$6.84	$6.65	$7.19

Total Return, at Net Asset Value[2]	11.70%	4.88%	9.18%	(2.32)%	21.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,325,385	$1,237,668	$1,305,586	$1,586,019	$1,888,870

Average net assets (in thousands)	$1,282,545	$1,306,597	$1,405,201	$1,914,142	$1,677,433

Ratios to average net assets:[3]
Net investment income	5.30%	6.04%	6.40%	5.52%	6.45%
Expenses excluding specific expenses listed below	0.82%	0.87%	0.82%	0.74%	0.77%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	0.94%	1.04%	1.08%	0.92%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	1.04%	1.08%	0.92%	1.04%

Portfolio turnover rate	16%	9%	10%	13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

59 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.72	$6.80	$6.61	$7.15	$6.24

Income (loss) from investment operations:
Net investment income[1]	0.32	0.37	0.37	0.34	0.37
Net realized and unrealized gain (loss)	0.39	(0.09)	0.17	(0.55)	0.89

Total from investment operations	0.71	0.28	0.54	(0.21)	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.36)	(0.35)	(0.33)	(0.35)

Net asset value, end of period	$7.07	$6.72	$6.80	$6.61	$7.15

Total Return, at Net Asset Value[2]	10.78%	4.12%	8.39%	(3.15)%	20.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,067	$12,148	$19,426	$26,593	$36,439

Average net assets (in thousands)	$8,558	$16,554	$22,337	$33,430	$34,260

Ratios to average net assets:[3]
Net investment income	4.60%	5.30%	5.61%	4.69%	5.62%
Expenses excluding specific expenses listed below	1.57%	1.63%	1.61%	1.57%	1.61%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	1.69%	1.80%	1.87%	1.75%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.80%	1.87%	1.75%	1.88%

Portfolio turnover rate	16%	9%	10%	13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

60 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class C	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.71	$6.80	$6.60	$7.15	$6.24

Income (loss) from investment operations:
Net investment income[1]	0.31	0.37	0.37	0.34	0.38
Net realized and unrealized gain (loss)	0.41	(0.10)	0.18	(0.55)	0.89

Total from investment operations	0.72	0.27	0.55	(0.21)	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.36)	(0.35)	(0.34)	(0.36)

Net asset value, end of period	$7.07	$6.71	$6.80	$6.60	$7.15

Total Return, at Net Asset Value[2]	10.96%	3.98%	8.58%	(3.24)%	20.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$427,045	$373,089	$374,108	$450,498	$527,392

Average net assets (in thousands)	$401,140	$379,042	$381,177	$539,108	$454,431

Ratios to average net assets:[3]
Net investment income	4.54%	5.30%	5.62%	4.75%	5.66%
Expenses excluding specific expenses listed below	1.57%	1.63%	1.59%	1.51%	1.55%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	1.69%	1.80%	1.85%	1.69%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.80%	1.85%	1.69%	1.82%

Portfolio turnover rate	16%	9%	10%	13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

61 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.74	$6.82	$6.63	$7.17	$6.26

Income (loss) from investment operations:
Net investment income[1]	0.38	0.44	0.44	0.42	0.44
Net realized and unrealized gain (loss)	0.41	(0.09)	0.16	(0.55)	0.89

Total from investment operations	0.79	0.35	0.60	(0.13)	1.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.43)	(0.41)	(0.41)	(0.42)

Net asset value, end of period	$7.10	$6.74	$6.82	$6.63	$7.17

Total Return, at Net Asset Value[2]	12.00%	5.16%	9.47%	(2.11)%	22.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$438,950	$276,260	$248,616	$198,648	$289,075

Average net assets (in thousands)	$394,361	$294,301	$245,234	$278,098	$159,256

Ratios to average net assets:[3]
Net investment income	5.51%	6.30%	6.59%	5.75%	6.55%
Expenses excluding specific expenses listed below	0.58%	0.63%	0.58%	0.51%	0.52%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	0.70%	0.80%	0.84%	0.69%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.80%	0.84%	0.69%	0.79%

Portfolio turnover rate	16%	9%	10%	13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

62 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

63 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

64 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$60,356,635	$—	$391,002,103	$209,903,103

1. At period end, the Fund had $391,002,103 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$105,610,446
2018	177,767,456
2019	12,340,869
No expiration	95,283,332

Total	$391,002,103

2. During the reporting period, the Fund utilized $19,835,807 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $19,146,835 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $38,527,923 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$38,838,892	$4,416,741	$43,255,633

The tax character of distributions paid during the reporting periods:

65 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2016	Year Ended July 31, 2015

Distributions paid from:
Exempt-interest dividends	$119,620,204	$116,226,076
Ordinary income	1,294,660	734,187

Total	$120,914,864	$116,960,263

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,394,608,017[1]

Gross unrealized appreciation	$183,584,062
Gross unrealized depreciation	(393,487,165)

Net unrealized depreciation	$(209,903,103)

1. The Federal tax cost of securities does not include cost of $111,470,478, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

66 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

67 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

68 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$90,378,813	$—	$90,378,813
Alaska	—	267,564	65,970	333,534
Arizona	—	50,292,572	—	50,292,572
Arkansas	—	—	1,112,089	1,112,089
California	—	264,241,364	—	264,241,364
Colorado	—	55,050,005	—	55,050,005
Connecticut	—	604,184	—	604,184
Delaware	—	5,176,350	—	5,176,350
District of Columbia	—	16,330,186	—	16,330,186
Florida	—	235,208,187	9,690,100	244,898,287
Georgia	—	2,460,320	—	2,460,320
Idaho	—	67,816	—	67,816
Illinois	—	230,954,080	—	230,954,080
Indiana	—	37,800,615	—	37,800,615
Iowa	—	4,232,068	43,980	4,276,048
Kansas	—	2,911,057	—	2,911,057
Kentucky	—	26,601,617	—	26,601,617
Louisiana	—	58,551,446	—	58,551,446
Maine	—	8,311,670	—	8,311,670
Maryland	—	8,793,713	—	8,793,713
Massachusetts	—	13,082,560	—	13,082,560
Michigan	—	108,201,031	—	108,201,031
Minnesota	—	977,005	—	977,005

69 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Mississippi	$—	$847,327	$—	$847,327
Missouri	—	45,229,487	—	45,229,487
Montana	—	—	2,340,361	2,340,361
Nebraska	—	17,171,134	—	17,171,134
Nevada	—	15,038,718	—	15,038,718
New Hampshire	—	59,787,509	—	59,787,509
New Jersey	—	41,792,860	—	41,792,860
New Mexico	—	2,427,226	—	2,427,226
New York	—	117,386,482	—	117,386,482
North Carolina	—	20,058	—	20,058
North Dakota	—	6,664,497	—	6,664,497
Ohio	—	150,108,857	—	150,108,857
Oklahoma	—	12,958,627	—	12,958,627
Oregon	—	3,533,514	—	3,533,514
Pennsylvania	—	77,760,640	—	77,760,640
Rhode Island	—	18,700,906	—	18,700,906
South Carolina	—	17,779,082	4,846,681	22,625,763
South Dakota	—	1,749,405	—	1,749,405
Tennessee	—	7,735,613	—	7,735,613
Texas	—	105,806,989	—	105,806,989
Utah	—	277,255	—	277,255
Vermont	—	924,202	—	924,202
Virginia	—	19,212,682	1,030,243	20,242,925
Washington	—	61,105,168	—	61,105,168
West Virginia	—	4,299,222	—	4,299,222
Wisconsin	—	32,672,095	3,860	32,675,955
U.S. Possessions	—	232,382,274	3,153,160	235,535,434
Corporate Bonds and Notes	—	4,720	—	4,720
Common Stock	18,176	—	—	18,176

Total Assets	$18,176	$2,273,870,772	$22,286,444	$2,296,175,392

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers into Level 2**	Transfers out of Level 2*	Transfers into Level 3*	Transfers out of Level 3**

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$(197,880)	$197,880	$—
Florida	—	(3,192,245)	3,192,245	—
Iowa	—	(131,920)	131,920	—
Corporate Bonds and Notes	3,395	—	—	(3,395)

Total Assets	$3,395	$(3,522,045)	$3,522,045	$(3,395)

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

** Transferred from Level 3 to Level 2 due to the availability of market data for this security.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$(131,910)	$—
Arkansas	1,117,325	—	(5,236)	—
Florida	3,567,522	—	2,885,091	45,242
Iowa	—	—	(87,940)	—
Louisiana	875,425	(1,758,510)	1,599,575	—
Massachusetts	9,554	(8,061)	3,670	595
Montana	8,740,461	—	(6,476,356)	76,256
South Carolina	4,954,505	14,242	(11,728)	1,662
Virginia	1,030,613	—	(654)	284
Wisconsin	2	—	3,858	—
U.S. Possessions	—	—	(814,447)	—
Corporate Bonds and Notes	3,395	—	—	—

Total Assets	$20,298,802	$(1,752,329)	$(3,036,077)	$124,039

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2016

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$197,880	$—	$65,970

71 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2016

Assets Table Continued
Arkansas	—	—	—	—	1,112,089
Florida	—	—	3,192,245	—	9,690,100
Iowa	—	—	131,920	—	43,980
Louisiana	—	(716,490)	—	—	—
Massachusetts	—	(5,758)	—	—	—
Montana	—	—	—	—	2,340,361
South Carolina	—	(112,000)	—	—	4,846,681
Virginia	—	—	—	—	1,030,243
Wisconsin	—	—	—	—	3,860
U.S. Possessions	3,967,607	—	—	—	3,153,160
Corporate Bonds and Notes	—	—	—	(3,395)	—

Total Assets	$3,967,607	$(834,248)	$3,522,045	$(3,395)	$22,286,444

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(131,910)
Arkansas	(5,236)
Florida	2,885,091
Iowa	(87,940)
Montana	(6,476,356)
South Carolina	(11,728)
Virginia	(654)
Wisconsin	3,858
U.S. Possessions	(814,447)

Total Assets	$(4,639,322)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of July 31, 2016:

	Value as of July 31, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$65,970	Pricing service	N/A	N/A	N/A (a)
Arkansas	1,112,089	Pricing service	N/A	N/A	N/A (a)

72 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Value as of July 31, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Municipal Bonds and Notes
Florida	$9,690,100	Pricing service	N/A	N/A	N/A (a)
Iowa	43,980	Pricing service	N/A	N/A	N/A (a)
Montana	2,340,361	Pricing service	N/A	N/A	N/A (a)
South Carolina	4,846,681	Pricing service	N/A	N/A	N/A (a)
Virginia	1,030,243	Pricing service	N/A	N/A	N/A (a)
Wisconsin	3,860	Pricing service	N/A	N/A	N/A (a)
		Comparative	Adjustment
U.S. Possessions	3,153,160	Bond Method	factor	N/A	117.65% (b)

Total	$22,286,444

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) Securities classified as Level 3 which were fair valued using an unadjusted price provided by a pricing service on a comparable bond, adjusted by the anticipated additional entitlement for this bond. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the vendor’s valuation for the comparable bond or a significant increase (decrease) to the expected additional entitlement will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity

73 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response

74 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis

75 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $80,920,000.

    When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $183,323,474 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $113,650,000 in short-term floating rate securities issued and outstanding at that date.

    At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	11.449%	8/1/28	$4,483,702
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	14.140	10/1/32	6,486,080
4,000,000	Houston, TX Airport System Tender Option Bond Series 2015-XF0240 Trust[3]	16.007	7/1/39	5,426,720
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	17.521	8/15/39	8,102,000
1,555,000	IL Finance Authority Tender Option Bond Series 2015-XF2122 Trust[3]	14.635	5/15/29	1,967,402
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	18.240	12/1/23	5,509,602
10,780,000	NH H&EFA (LRG Healthcare) Tender Option Bond Series 2015-XF0037 Trust	8.521	10/1/34	13,855,426
5,215,000	NH H&EFA Tender Option Bond Series 2015- XF2144 Trust[3]	21.252	4/1/38	9,177,983
2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	15.730	8/1/34	3,933,700
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033 Trust[3]	10.863	10/1/33	4,928,696
3,840,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	17.560	11/15/29	5,802,163

				$69,673,474

76 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

    The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $113,650,000 or 4.86% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

77 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$13,532,340
Sold securities	4,585,979

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$155,340,572
Market Value	$76,787,983
Market Value as % of Net Assets	3.49%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $52,979,437, representing 2.41% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

78 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	36,637,337	$254,396,551	34,058,444	$236,726,509
Dividends and/or distributions reinvested	8,884,386	61,730,685	9,125,696	63,499,082
Redeemed	(42,461,565)	(294,785,910)	(50,958,542)	(352,604,408)

Net increase (decrease)	3,060,158	$21,341,326	(7,774,402)	$(52,378,817)

79 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class B
Sold	57,145	$394,558	15,231	$104,938
Dividends and/or distributions reinvested	56,826	391,215	108,202	749,027
Redeemed	(1,064,462)	(7,305,574)	(1,171,981)	(8,084,650)

Net decrease	(950,491)	$(6,519,801)	(1,048,548)	$(7,230,685)

Class C
Sold	11,500,262	$79,329,958	10,083,068	$69,349,611
Dividends and/or distributions reinvested	2,248,527	15,510,017	2,131,066	14,725,937
Redeemed	(8,901,754)	(61,451,947)	(11,685,844)	(80,193,188)

Net increase	4,847,035	$33,388,028	528,290	$3,882,360

Class Y
Sold	53,144,298	$368,142,503	17,014,260	$117,824,299
Dividends and/or distributions reinvested	2,839,122	19,697,097	2,062,545	14,312,320
Redeemed	(35,140,213)	(244,292,051)	(14,537,326)	(100,458,201)

Net increase	20,843,207	$143,547,549	4,539,479	$31,678,418

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$523,314,441	$341,563,278

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

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8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	17,076
Accumulated Liability as of July 31, 2016	117,571

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

81 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2016	$161,154	$23,467	$14,567	$16,152

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount

82 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5739% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had borrowings outstanding at an interest rate of 0.5739%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,931,148
Average Daily Interest Rate	0.538%
Fees Paid	$984,295

83 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

Interest Paid	$ 10,253

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 447,945

84 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

11. Subsequent Event

Puerto Rico has defaulted on certain interest and principal payments on the commonwealth’s general obligation bonds as well as interest and/or principal payments on the debt issued by certain other instrumentalities held by the Fund. As a result, after July 31, 2016, the Fund established an additional allowance, which decreased recognized income of the Fund, related to $1,165,915 of defaulted interest payments. The Fund’s financial statements have been adjusted to reflect this allowance.

85 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free Municipal Fund, including the statement of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free Municipal Fund as of July 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

86 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.93% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

87 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

88 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (Since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

89 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

90 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

91 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

92 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (since January 2016) and Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800. CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

96 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0310.001.0716 September 27, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,800 in fiscal 2016 and $50,300 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,404 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $736,335 in fiscal 2016 and $897,697 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, custody exams and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $298,261 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2)	0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,039,000 in fiscal 2016 and $1,459,753 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016